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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

         --------------------------------------------------------------



                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: July 19, 2001


                            PEOPLE'S BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


         MASSACHUSETTS                            0-7449                          04-3272233
-------------------------------            (COMMISSION FILE NO.)              -------------------
(State or other jurisdiction of                                                (I.R.S. Employer
 incorporation or organization)                                               Identification No.)


                              545 PLEASANT STREET
                        NEW BEDFORD, MASSACHUSETTS 02740
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (508) 991-2601
               --------------------------------------------------
               Registrant's telephone number, including area code

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                                 AMENDMENT NO. 1


     This Form 8-K/A amends Item 4 and Item 7 of the Current Report on Form 8-K of People's Bancshares, Inc. (the "Registrant") previously filed with the Securities and Exchange Commission on July 2, 2001, solely for the purpose of amending the language of Item 4 and amending Item 7 to include certain required exhibits set forth below.


(a)  ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     During the past two years, the certifying accountants for the Registrant has been the firm of Wolf & Company, P.C. ("Wolf & Company"). Effective June 26, 2001, the Registrant dismissed Wolf & Company as its certifying accountants and the firm of Arthur Andersen LLP ("Andersen") was engaged as the Registrant's independent auditors to audit and report upon the Registrant's financial statements for the current fiscal year ending December 31, 2001. A letter from Wolf & Company to the Securities and Exchange Commission (the "SEC") advising the SEC of the termination of Wolf & Company's engagement by the Registrant is attached as Exhibit 99.1. The engagement of Andersen was recommended by the Registrant's Audit Committee and unanimously approved by the Registrant's Board of Directors.

     The Registrant's financial statements for the two years ended December 31, 2000 were audited by Wolf & Company. The audit reports of Wolf & Company on the consolidated financial statements of the Registrant, as of and for the two years ended December 31, 2000, did not contain any adverse opinion or a disclaimer of opinion nor were such opinions qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Wolf & Company is attached as
Exhibit 99.2.

     During the Registrant's two most recent fiscal years ended December 31, 2000 and the subsequent interim periods through June 26, 2001, there were no disagreements with Wolf & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wolf & Company, P.C., would have caused it to make reference to the matter of the disagreements in its audit report.

     During the Registrant's two most recent fiscal years ended December 31, 2000 and the subsequent interim periods, Andersen has not been engaged as an independent accountant to audit either the Registrant's financial statements or the financial statements of any of its subsidiaries, nor has it been consulted regarding the type of opinion that might be rendered on the Registrant's financial statements. In November 2000, following a presentation on emerging accounting issues at a breakfast meeting for clients and invited guests, the Registrant consulted Andersen regarding the implementation and adoption of SFAS No. 133, which the Company adopted on January 1, 2001.


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(b)  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1 Letter dated July 18, 2001 from Wolf & Company, P.C. to the Securities and Exchange Commission filed herewith.

          99.2 Letter dated July 1, 2001 from Wolf & Company, P.C. to the Securities and Exchange Commission filed herewith.*

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* Previously filed in the Registrant's Form 8-K filed with the Securities and
Exchange Commission on July 2, 2001.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PEOPLE'S BANCSHARES, INC.


                                             /s/ James K. Hunt
                                             -----------------------------------
                                             James K. Hunt
                                             Executive Vice President/Finance &
                                             Administration and Chief Financial
                                             Officer


Dated: July 19, 2001


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